                                                                   EXHIBIT 10.21

                           G&G RETAIL HOLDINGS, INC.

                            1999 STOCK OPTION PLAN

                                   ARTICLE I

                              PURPOSE OF THE PLAN

      The 1999 Stock Option Plan (the "Plan") is intended (a) to encourage Employees of G&G Retail Holdings, Inc. (the "Company") and its Subsidiaries to acquire a proprietary interest in the Company whereby such individuals may realize benefits from an increase in the value of the shares of Class A Common Stock, $0.001 par value per share, of the Company (the "Common Stock"); (b) to provide such Employees with greater incentive and to encourage their continued service to the Company; and (c) generally, to promote the interests of the Company and its stockholders. Under the Plan, options to purchase shares of Common Stock may be granted from time to time prior to March 14, 2009 to such persons as may be selected in the manner provided in the Plan on the terms and subject to the conditions set forth herein. Capitalized terms are defined in
Article XV hereof.

                                  ARTICLE II

                          ADMINISTRATION OF THE PLAN

      SECTION 1. The Plan shall be administered by the Company's Board of Directors (the "Board"). The Board is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. All determinations by the Board shall be made by the affirmative vote of a majority of its members. Subject to any applicable provisions of the Plan, all determinations by the Board pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding on all Persons, including the Company and its stockholders, employees, directors and optionees.

      SECTION 2. With respect to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board.

                                  ARTICLE III

                           STOCK SUBJECT TO THE PLAN

      SECTION 1. The shares to be issued or delivered upon exercise of options or rights granted under the Plan shall be made available, at the discretion of the Board, either from the authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Company, including shares purchased by the Company in the open market or otherwise obtained.

      SECTION 2. Subject to the provisions of Article X hereof, (a) the aggregate number of shares of Common Stock which may be purchased pursuant to options granted under the Plan shall not exceed 7,000, all of which may be issued by options intended to be Incentive Stock Options and (b) the maximum number of shares of Common Stock which may be purchased by Scott Galin and Jay Galin pursuant to options granted at any time under the Plan shall not exceed, in the aggregate, 5,000. Shares subject to any options which are canceled, lapse or are otherwise terminated shall be immediately available for reissuance under the Plan.

                                  ARTICLE IV

                                PURCHASE PRICE

      SECTION 1. Subject to Section 2 of this Article IV and to Article X hereof, the purchase price per share of Common Stock under options granted to Employees shall be $300.

      SECTION 2. In the case of Incentive Stock Options, the purchase price per share of Common Stock under each option granted to Employees shall not be less than one hundred percent of the Fair Market Value of the Common Stock at the time such option is granted; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such purchase price per share shall be at least one hundred and ten percent of the Fair Market Value.

                                   ARTICLE V

                                  ELIGIBILITY

      Options will be granted only to Employees.

                                  ARTICLE VI

                             DURATION OF THE PLAN

      Unless previously terminated by the Board, the Plan will terminate on March 14, 2009. Termination of the Plan will not terminate any option then outstanding.

                                  ARTICLE VII

                               GRANT OF OPTIONS

      SECTION 1. Each option granted under the Plan shall constitute either an Incentive Stock Option or a Non-Qualified Stock Option, as determined in each case by the Board. With respect to Incentive Stock Options, to the extent that the aggregate Fair Market Value (determined at the time an option is granted) of Common Stock with respect to which such Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under the Plan and any other stock option plan of the Company) exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options to the extent of such excess. The foregoing rule shall be applied by taking Incentive Stock Options into account in the order in which they were granted. In the event outstanding Incentive Stock Options become immediately exercisable under the terms hereof, such Incentive Stock Options will, to the extent the aggregate Fair Market Value thereof exceeds $100,000, be treated as Non-Qualified Stock Options.

      SECTION 2. The Board shall from time to time determine the Employees to be granted options, it being understood that options may be granted at different times to the same person subject to the limitations set forth in Section 2 of
Article III hereof. In addition, the Board shall determine, subject to the terms of the Plan, (a) the number of shares subject to each option, (b) the time or times when the options will be granted, (c) the time or times when each option may be exercised, and (d) any other matters which the Board shall deem appropriate.

      SECTION 3. All instruments evidencing options granted under the Plan shall be in such form as the Board shall from time to time determine, which form shall be consistent with the Plan and any applicable determinations, orders, resolutions or other actions of the Board.

                                 ARTICLE VIII

                          TRANSFERABILITY OF OPTIONS

      No Incentive Stock Option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and any such Incentive Stock Option shall be exercisable during the lifetime of the optionee solely by him or her. Any Non-Qualified Stock Option granted under the Plan may be transferable by the optionee to the extent specifically permitted by the Board as specified in the instrument evidencing the option as the same may be amended from time to time. Except to the extent permitted by such instrument, no Non-Qualified Stock Option shall be transferable except by will or by the laws of descent and distribution.

                                  ARTICLE IX

                              EXERCISE OF OPTIONS

      SECTION 1. Subject to Article XII hereof, each option granted under the Plan shall terminate on the date specified by the Board which date shall be not later than the expiration of ten years from the date on which it was granted; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant is a Ten Percent Stockholder, such period shall not exceed five years from the date of grant.

      SECTION 2. A person electing to exercise an option then exercisable shall give written notice to the Company of such election and the number of shares of Common Stock such person has elected to purchase. A person exercising an option shall at the time of purchase tender the full purchase price (except that, in the case of an exercise arrangement approved by the Board and described in
Section 4 of this Article IX, tender may be made as soon as practicable after the exercise) of such shares, which tender, except as provided in Section 3 of this Article IX, shall be made in cash or cash equivalent (which may be such person's personal check). The Company shall have no obligation to deliver shares of Common Stock pursuant to the exercise of any option, in whole or in part, until such payment in full of the purchase price therefor is received by the Company.

      SECTION 3. Provided that the Company shall have publicly issued shares of Common Stock pursuant to a Qualified Public Offering, to the extent permitted by applicable law, a person electing to exercise an option then exercisable may tender the full purchase price of such shares in shares of Common Stock already owned by such person (which shares shall be valued for such purpose on the basis of their Fair Market Value on the date of exercise) or in any combination of cash or cash equivalent (which may be such person's personal check) and shares of Common Stock; provided, however, that payment in shares of Common Stock already owned shall not be permitted unless the chief financial officer of the Company determines that such payment will not require the Company to recognize a compensation expense under applicable accounting rules. In the event of payment in shares of Common Stock already owned, such shares shall be appropriately endorsed for transfer to the Company.

      SECTION 4. Provided that the Company shall have publicly issued shares of Common Stock pursuant to a Qualified Public Offering, the Board may permit a person electing to exercise an option to elect to tender the exercise price of such shares by irrevocably authorizing a third party to sell shares of Common Stock (or of sufficient portion of the shares) acquired upon the exercise of such option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding (based upon the minimum statutory tax withholding requirements, unless such person elects in writing to withhold a greater amount of tax) resulting from such exercise (a "Cashless Exercise").

      SECTION 5. Each option shall be subject to the requirement that if at any time the Board shall in its discretion determine that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of such option or the issuance or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free from any conditions not reasonably acceptable to the Board. Prior to the exercise of an option and the issuance of Common Stock so purchased, an optionee shall deliver a certification (a) acknowledging that such shares of Common Stock may be "restricted securities" as defined in Rule 144 promulgated under the Act and (b) containing such optionee's agreement that such Common Stock may not be sold or otherwise disposed of except in compliance with applicable provisions of the Act. In the event that the Common Stock is then listed on a national securities exchange, the Company shall use its best efforts to cause the listing of the shares of Common Stock subject to options upon such exchange.

      SECTION 6. The Company may establish appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of options or any other matters under the Plan, and to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event.

                                   ARTICLE X

                                  ADJUSTMENTS

      SECTION 1. New option rights may be substituted for the options granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or other similar corporate transaction in which the Company is involved. Notwithstanding the foregoing or the provisions of this Article X, in the event such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the options granted hereunder, or assume the options granted hereunder, the options granted hereunder shall terminate and thereupon become null and void (a) upon dissolution or liquidation of the Company, or similar occurrence, (b) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be a surviving entity, or (c) upon a transfer of substantially all of the assets of the Company or more than 80% of the outstanding common stock of the Company in a single transaction other than a Qualified Public Offering; provided, however, that each optionee shall have the right immediately prior to or concurrently with such dissolution, liquidation, merger, consolidation, acquisition, separation, reorganization or other similar corporate transaction to exercise any unexpired option granted hereunder whether or not then exercisable. Notwithstanding the immediately preceding sentence, upon the exchange of all of the common stock of the Company for the common stock of another corporation (i.e., a business combination accounted for as a pooling of interests) the options granted hereunder shall be substituted with options of equivalent value and terms of such other corporation's common stock.

      SECTION 2. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other corporate transaction or event affects the shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then, the Board shall, in such manner as it may deem equitable, adjust any or all of (a) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted and any limitations set forth in the Plan, (b) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding options, and (c) the grant or exercise or target price with respect to any option or, if deemed appropriate, make provision for a cash payment to an optionee including, if necessary, the termination of such an option provided, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422 of the Code. Without limiting the generality of the foregoing, any such adjustment shall be deemed to have prevented any dilution and enlargement of an optionee's rights if such optionee receives in any such adjustment rights which are substantially similar (after taking into account the fact that the optionee has not paid the applicable exercise price) to the rights the optionee would have received had he exercised his outstanding options and become a stockholder of the Company immediately prior to the event giving rise to such adjustment.

      SECTION 3. Adjustments and elections under this Article X shall be made by the Board whose determination as to what adjustments, if any, shall be made and the extent thereof shall be final, binding and conclusive. Adjustments required under this Article X shall also be deemed to increase by a like number the aggregate number of shares authorized for purchase pursuant to options granted under the Plan as set forth in Section 2 of Article III hereof.

                                  ARTICLE XI

                         PRIVILEGES OF STOCK OWNERSHIP

      No optionee, or legal representative, legatee, distributee or transferee of such optionee shall be or be deemed to be a holder of any shares of Common Stock subject to such option or entitled to any rights of a stockholder of the Company in respect of any shares of Common Stock covered by such option until such shares have been paid for in full and issued or delivered by the Company.

                                  ARTICLE XII

                           TERMINATION OF EMPLOYMENT

      SECTION 1. If (a) an optionee shall terminate his or her Employment voluntarily (i) without Good Reason, and (ii) without the written consent of the Company or a Subsidiary, which written consent expressly sets forth a statement to the effect that options which are exercisable on the date of such termination shall remain exercisable, or (b) the Company or a Subsidiary shall terminate an optionee's Employment for Cause, then, unless otherwise provided in the instrument evidencing such option, the option held by such optionee shall terminate forthwith.

      SECTION 2. If (a) an optionee shall terminate his or her Employment voluntarily (i) with Good Reason, or (ii) with the written consent of the Company or a Subsidiary, which written consent expressly sets forth a statement to the effect that options which are exercisable on the date of such termination shall remain exercisable, or (b) the Company or a Subsidiary shall terminate an optionee's Employment for reasons other than Cause, then, unless otherwise provided in the instrument evidencing such option, the option held by such optionee shall be terminated, except that any option, to the extent exercisable by the optionee at the time of such termination, may be exercised within three months after such termination or the date of expiration of the option as fixed at the time of grant, whichever shall first occur. Options granted under the Plan shall not be affected by any change in the optionee's position as an Employee so long as the holder thereof continues to be an Employee.

      SECTION 3. If an optionee shall die or be deemed to have a Disability during his or her Employment, then, unless otherwise provided in the instrument evidencing such option, notwithstanding the foregoing provisions of Sections 1 and 2 of this Article XII, the option held by such optionee shall be terminated, except that any option, to the extent exercisable by the optionee at the time of such death or Disability, may be exercised on or before (i) the date which is one year after the date of such death or Disability or (ii) the date of expiration of the option as fixed at time of grant, whichever shall first occur, by the optionee, or in the case of death, by the optionee's personal representatives or by the person or persons to whom the optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

                                 ARTICLE XIII

                            AMENDMENTS TO THE PLAN

      The Board may only terminate or from time to time amend, modify or suspend the Plan with the prior written approval of the holders of a majority of shares of the Class B Common Stock. The amendment or termination of the Plan shall not, without the written consent of an optionee, adversely affect any rights or obligations under any option theretofore granted to such optionee under the Plan.

                                  ARTICLE XIV

                          EFFECTIVE DATE OF THE PLAN

      The Plan shall be effective on March 15, 1999.

                                  ARTICLE XV

                                  DEFINITIONS

      For the purposes of this Plan, the following terms shall have the meanings indicated:

      1934 Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

      Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      Board of Directors: Such term is defined in Section 1 of Article II hereof.

      Cashless Exercise: Such term is defined in Section 4 of Article IX hereof.

      Cause: (a) The failure, neglect or refusal by an Employee to perform his or her duties (including, without limitation, such Employee's inability to perform his or her duties as a result of alcohol abuse, chronic alcoholism or drug addiction), (b) any willful, intentional or grossly negligent act by an Employee having the effect of injuring the reputation or business of the Company or a Subsidiary, (c) an Employee's conviction of a felony or a crime involving moral turpitude (including the entry of a nolo contendere plea), and (d) any other default, nonperformance or violation by an Employee of any of the covenants, provisions or terms of such Employee's employment agreement with the Company or any Subsidiary then in effect, if any. A termination for Cause as defined in clause (a) or (d) of the preceding sentence shall become effective only if (i) the Company or a Subsidiary shall have given such Employee notice thereof describing the basis for such termination for Cause, and (ii) such Employee fails to cure such Cause within 10 business days after receiving such notice (and the termination for Cause shall be effective upon the expiration of such 10-business-day period if such Employee fails to effect such cure); and a termination for Cause as defined in clause (b) or (c) of the preceding sentence shall be effective at the time the Company or a Subsidiary gives notice thereof to such Employee.

      Class B Common Stock: Class B Common Stock, $0.001 par value per share, of the Company.

      Code: The Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

      Common Stock: Such term is defined in Article I hereof.

      Company: Such term is defined in Article I hereof.

      Disability: An Employee shall be deemed to have a Disability if (a) by reason of physical or mental incapacity, the Employee shall not be able to perform his or her duties for a consecutive period of six months or more or for a period in the aggregate of six months or more in any consecutive period of twelve months, or (b) when the Employee's physician shall have determined that he or she shall not be able, by reason of physical or mental disability, to devote his or her time and energy to the business of the Company for a continuous period of six months or more or for a period in the aggregate of six months or more in a consecutive period of twelve months. In the event that the Employee or the Company shall dispute any determination of Disability hereunder, the matter shall be resolved by the determination of three physicians qualified to practice medicine in the State of New York, one to be selected by each of the Company and the Employee and the third to be selected by the designated physicians. During the period in which the determination of the Employee's Disability shall be under such review, the Employee shall continue to be treated for all purposes of the Plan as an Employee.

      EBITDA: Earnings before interest, taxes, depreciation and amortization as reflected in the consolidated audited financial statements of the Company and its consolidated subsidiaries.

      Employee: Such term includes any officer as well as any full-time salaried executive, managerial, professional, administrative or other employee of the Company or a Subsidiary. Such term also includes an employee on approved leave of absence provided such employee's right to continue employment with the Company or a Subsidiary upon expiration of such employee's leave of absence is guaranteed either by statute or by contract with or by a policy of the Company or a Subsidiary and any consultant, independent contractor, professional advisor or other person who is paid by the Company or a Subsidiary for rendering services or furnishing materials or goods to the Company or a Subsidiary.

      Employment: Service to the Company or a Subsidiary as an Employee.

      Fair Market Value: Such term as of any date shall be determined as follows:

            (a) If the principal market for the Common Stock is a national securities exchange or the Nasdaq stock market, then the Fair Market Value as of that date shall be the mean between the lowest and highest reported sale prices of Common Stock on that date on the principal exchange on which the Common Stock is then listed or admitted to trading.

            (b) If sale prices are not available or if the principal stock market for the Common Stock is not a national securities exchange and the Stock is not quoted on the Nasdaq stock market, the average between the highest bid and the lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

            (c) If the day is not a business day, and as a result, paragraphs
(a) and (b) next above are inapplicable, the Fair Market Value of the Common Stock shall be determined as of the last preceding business day. If paragraphs
(a) and (b) next above are otherwise inapplicable, then the Fair Market Value of the Common Stock shall be determined in good faith by the Board.

      Equity Securities: Such term shall have the meaning ascribed to it under Rule 3a11-1 promulgated under the 1934 Act.

      Good Reason: (a) The Company or a Subsidiary effects a material reduction in an Employee's position or duties, the Company or a Subsidiary fails to provide an Employee with any material compensation or benefits to which he or she is entitled, or the Company or a Subsidiary commits any other material breach of such Employee's employment agreement then in effect, if any, (b) an Employee gives the Company or a Subsidiary notice of the event described in clause (a) within 20 business days after its occurrence, and (c) the Company or a Subsidiary fails to cure such event within 10 business days after receiving notice thereof (and the termination for Good Reason shall be effective upon the expiration of such 10-business-day period if the Company or a Subsidiary, as applicable, fails to effect such cure).

      Incentive Stock Option: An option intended to qualify under Section 422 of the Code.

      Non-Qualified Stock Option: An option which does not qualify under Section 422 of the Code.

      Person: Such term shall have the meaning ascribed to it under the 1934
Act.

      Plan: Such term is defined in Article I hereof and includes all amendments hereof.

      Public Offering: A registered offering and sale of Equity Securities of the Company or an institutional private placement or an offering and sale of such Equity Securities pursuant to Rule 144A under the Securities Act with or without registration rights.

      Qualified Public Offering: A Public Offering of common stock after the consummation of which at least twenty percent of the then-outstanding aggregate amount of shares of all classes of common stock of the Company are publicly held and such common stock is listed or admitted for trading on a national securities exchange or quoted on the Nasdaq Stock Market.

      Subsidiary: A "Subsidiary Corporation" of the Company as defined in
Section 424 of the Code.

      Ten Percent Stockholder: An Employee who, at the time of the grant of an option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.